ADDENDUM TO EMPLOYMENT AGREEMENT

This addendum ("**Addendum**") is made and entered into this 14 day of October 2018, by and between Qnergy Inc. ("**Qnergy**"), and Ory Zik, (the "**Employee**"). Each of the Company and Employee shall be referred to herein as a "**Party**" and collectively, the "**Parties**".

WHEREAS, The Parties hereto are parties to a certain Employment Agreement dated April 25, 2018, between Qnergy and the Employee (the "**Agreement**"); and

WHEREAS the Parties wish to add certain new provisions to the Agreement, as further detailed hereunder, so that this Addendum will be attached to the Agreement and the Agreement will continue to be in effect, subject to the terms hereof.

NOW, THEREFOR, in consideration of the mutual premises, covenants and undertakings contained herein, the Parties hereto have hereby agreed as follows:

1. CEO Position in Qnergy Ltd

Notwithstanding anything to the contrary set forth in the Agreement as part of Employee's duties in Qnergy Inc. he shall also serve as the chief executive officer of Qnergy Ltd, for the avoidance of doubt without any additional compensation.

2. General Provisions.

1.1. The meaning of any capitalized term used but not defined in this Addendum shall be identical to meaning defined for such capitalized term in the Agreement.

1.2. Except for the changes and/or additions stated herein, all the other terms of the Agreement shall remain valid and bind the parties without any change.

1.3. In any case of a contradiction between the provisions of this Addendum and the provisions of the Agreement, the provisions of this Addendum shall prevail

1.4. This Addendum may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties hereto have hereby duly executed this Addendum on the day and year first set forth above.

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Qnergy Inc.

By: ______________________

Name: ______________________

Title: ______________________

Ory Zik

Ory Zik